TRIPLE NET MANAGEMENT AGREEMENT

      THIS TRIPLE NET MANAGEMENT AGREEMENT (hereinafter "Agreement") is dated as of October 19, 1998, among SunRise Healthcare Corporation, a New Mexico corporation ("Owner") and Lexington Healthcare Group, Inc., a Delaware corporation ("Manager").

                                    RECITALS

      A. Owner is the lessee and operator of the Facilities (as defined below) pursuant to the Leases (as defined below).

      B. Pursuant to an Agreement for Assignment and Assumption of Leases, dated October 19, 1998, (the "Assignment Agreement"), Owner shall assign to Manager all of owner's interests as lessee under Mediplex of Greater Hartford (Bloomfield Manor), Litchfield Hills, and Adams House. Pursuant to a purchase agreement between Tor Associates, an Illinois limited partnership, and Manager, (the "Purchase Agreement"), Manager shall purchase Heritage Heights Care Center.

      C. Owner and Manager are desirous of permitting Manager to assume operational responsibility for the Facilities pending the closing of the assignments pursuant to the Assignment Agreement and pending the purchase of Heritage Heights Care Center pursuant to the Purchase Agreement.

      D. Owner and Manager are desirous of documenting the terms and conditions under which Manager will assume operational responsibility for the Facilities.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Owner and Manager hereby agree as follows:

                                    AGREEMENT

A.    FACILITY MANAGEMENT

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

      "Adams House" means the 90 bed nursing home facility located at 80 Fern Drive, Torrington, Connecticut;

      "Closing Date" shall mean the date both the transactions contemplated by the Assignment Agreement and the transaction contemplated by the Purchase Agreement have closed as, respectively, set forth therein;

      "Commencement Date" means October 28, 1998;

      "Facilities" means collectively Mediplex of Greater Hartford (Bloomfield Manor), Litchfield

      Hills, Adams House, and Heritage Heights Care Center;

      "Heritage Heights Care Center" means the 150 bed long-term care facility located at 22 Hospital Avenue, Danbury, Connecticut;

      "Leases" shall collectively mean the following leases:

            Lease Agreement, dated October 1, 1997, between Adams Connecticut Associates Limited Partnership as "Lessor" and Owner as "Lessee" for Adams House;

            Lease Agreement, dated March 1, 1996, between Tor Associates, an Illinois limited partnership as "Lessor" and Owner as "Lessee" for Heritage Heights Care Center;

            Lease and Security Agreement, dated September 28, 1994 between Nationwide Health Properties, Inc., a Maryland corporation ("Nationwide") as "Lessor" and Owner as "Lessee" for Mediplex of Greater Hartford (Bloomfield Manor); and

            Assignment and Assumption of Lease with Consent of Lessor, dated November 1, 1990, between Nationwide as "Lessor" and Owner as "Lessee" for Litchfield Hills;

      "Litchfield Hills" means the 120 bed skilled nursing facility also known as "Torrington Extend-A-Care" located at 225 Wyoming Avenue, Torrington, Connecticut

      "Management Fee" shall be as defined in Section A.4.

      "Mediplex of Greater Hartford (Bloomfield Manor)" means the 113 bed skilled care nursing facility, located at 160 Coventry Street, Bloomfield, Connecticut;

      "Operating Account" shall be as defined in Section A.4.3;

      "Owner's Expenses" shall be as defined in Section A.4.3;

      "Reconciliation Statement" shall be as defined in Section A.4.1;

      "Term" shall mean the term of this Agreement as defined in Section A.2.1.

      "Termination Date" shall mean the last day of the Term;

2.    Term/Delegation of Duties.

      2.1 The term of this Agreement ("Term") shall begin on the Commencement Date and end on the earlier of (a) the Closing Date, (b) thirty (30) days after the date on which either the Purchase Agreement or the Assignment Agreement is terminated for any of the reasons provided for therein, or
      (c) pursuant to Section E, below. Without limiting the foregoing, this Agreement shall terminate, at Owner's election, as to all of the Facilities or as to only the affected Facility (y) thirty (30) days after the date on which either Manager or Owner is informed that the certificate of need for any Facility has been revoked, rescinded or otherwise not in effect or (z) upon damage or destruction to any Facility and Owner elects pursuant to Section D.14, below, not to restore the same.

      2.2 As of the Commencement Date and continuing until the last day of the Term, Manager does hereby assume responsibility for the day to day operations of the Facility on the terms and conditions set forth herein.

      2.3 By entering into this Agreement, Owner does not delegate to Manager any powers, duties or responsibilities which it is prohibited by law from delegating. Owner also retains such other authority as shall not have been expressly delegated to Manager pursuant to this Agreement.

      2.4 In the event this Agreement is terminated pursuant to Section A.2.1(b), A.2.1(c), A.2.1(y) or A.2.1(z): (i) Manager shall cooperate with Owner in a smooth transition of operational responsibility for the Facilities or the affected Facility, as the case may be, back to Owner or its designee subject to Owner's obligation to reimburse Manager for any prepaid expenses in accordance with the provisions of Section A.3.2.4 hereof and to account for any accounts receivable of Manager which relate to the Term in accordance with the provisions of Section A.6.7 hereof;
      (ii) all such accounts receivable shall be remitted and/or retained by Owner until all amounts due from Manager to Owner are paid in full; and
      (iii) Manager shall have the right to seek reimbursement for any reasonable and necessary expenditure that would be considered a capital expenditure under generally acceptable accounting principles (each, a "Capital Cost") if Manager obtained the prior written consent of Owner for each such Capital Cost prior to expenditure.

3. Covenants of Manager. In conjunction with the management of the Facility, throughout the Term hereof Manager covenants and agrees as follows:

      3.1 To pay any and all costs and monetary penalties imposed by any authority having jurisdiction over the Facilities or over the continued licensure of the Facilities in Owner's name, as a result of any deficiencies during the Term in Manager's operation of the Facilities; provided, however, that Manager acknowledges and agrees that it shall be responsible for such costs and penalties even if the same are imposed after the Term.

      3.2 To operate the Facility in a manner that maintains in good standing and full force its licenses and, if applicable, certification under the Medicare and/or Medicaid programs and under applicable state law.

      3.3 To pay and be responsible for any and all direct and indirect expenses incurred on or after the Commencement Date in the operation of the Facilities which relate to the period covered by the Term, including, without limitation, payroll, insurance, utilities, equipment leases, taxes and maintenance. Manager will reimburse Owner for all prepaid expenses paid by Owner prior to the date of this Agreement which relate to the period covered by the Term and, in the event of the termination of this Agreement in accordance with Sections A.2.1(b), (c), (y) or (z), subject to prior approval of Capital Costs as set forth above, Owner will reimburse Manager for all prepaid expenses relating to the period after expiration of the Term.

      Notwithstanding the foregoing, Owner and Manager further agree as follows:

            (a) All expenses incurred for the period prior to the Commencement Date shall be the responsibility of Owner.

            (b) All vacation and sick pay earned or accrued prior to the Commencement Date and payable after the Commencement Date shall be the responsibility of Owner but shall be paid by Manager as and when due from amount delivered by Owner to Manager on the Commencement Date in accordance with the provisions of Section A.7 hereof. All vacation and sick pay earned after the Commencement Date shall be the responsibility of Manager and shall be paid from the revenues of the Facility collected by Manager in accordance with the terms of this Agreement or from any working capital provided by Manager in order to meet the operating expenses of the Facility.

            (c) The Owner's Expenses (as defined below) shall be paid by Owner.

      3.4 To maintain complete and accurate records of all transactions relating to the Facility, including patient trust accounts or resident security deposits and other funds held by Manager for any patients or residents, and make such records available for inspection by Owner or any of its representatives at all reasonable times upon reasonable notice from Owner to Manager.

      3.5 To comply with all applicable federal, state and local government laws, rules and regulations with respect to the operation and maintenance of the Facilities and performance by Manager under this Agreement.

      3.6 To keep the Facilities and personal property therein in good repair, reasonable wear and tear excepted.

      3.7 To maintain the supplies, inventory, food and perishables located at the Facilities at the levels required to be maintained by Owner under the terms of the Leases.

      3.8 To advise Owner as to any and all significant issues related to the Facility including, but not limited to, survey results, changes in the administrator/executive director, union organizing activities, material damage to any Facility and the commencement or threatened commencement of any administrative action by any governmental authority.

      3.9 To be fully responsible for taking any and all action which may be necessary in the event of any action to revoke or rescind any Facility's license or, if applicable, its Medicare or

      Medicaid provider agreements.

      3.10 Not to take any action during the Term which would jeopardize any Facility's license, or Medicare or Medicaid provider agreements.

      3.11 To the extent that, after the Commencement Date, Owner receives any premium adjustments which require the payment of an additional premium with respect to its workers compensation coverage for the period prior to the Commencement Date or covered by the Term, which adjustments Owner is able to demonstrate are attributable to the loss experience of the Facility during the Term, Manager shall, upon demand of Owner, promptly remit an amount equal to said additional premium payments to Owner.

      3.12 To negotiate employment contracts with all unions representing the employees of the Facilities (with such negotiations and contracts to be subject to the prior approval of Owner as to each Facility and with Owner having the right but not the obligation to participate in all such negotiations and discussions).

      3.13 To provide Owner on a timely basis with all information necessary to file cost reports, and to assist Owner in connection with and respond to any audit or survey of any of the Facilities by any governmental or quasi-governmental agency.

      3.14 Except to the extent of any nondelegatable duties hereunder, to perform all obligations on Owner's part to be performed under the Leases, including, without limitation, compliance with all local, state and federal, statutes, ordinances, and regulations, maintenance and repair of the Facilities, and repair and replacement of personal property in the normal course.

      3.15 To the extent any repairs, alterations or replacements are to be made to any Facility exceeding $2,500, in any one instance, Manager shall obtain the prior written approval of Vice President of Owner.

4.    Management Fee/Occupancy Fee.

      4.1 In consideration for the services provided under this Management Agreement (the "Management Fee"), Manager shall (A) be entitled to retain the excess of any revenues earned by Manager during the term hereof over expenses incurred by Manager during the Term and (B) be responsible for any excess of expenses incurred over revenues earned, in the operation of the Facilities during the Term. For purposes hereof, the expenses for which Manager shall be responsible shall include all direct and direct expenses arising from or in connection with the operation, use, and management of the Facilities; provided, however, such expenses shall not include and only not include (i) any facility rent payments due under the Leases or under any master lease or ground lease senior to any of the Leases and (ii) the costs of any alterations, additions or improvements to the extent made by Owner pursuant to Section D.13 (collectively, "Owner's Expenses"). Except with respect to the Owner's Expenses, Owner shall have no responsibility for any expenses related to the ownership or operation of the Facilities during the Term, all of which shall be borne directly by Manager. The Management Fee shall be paid in arrears on a monthly basis as follows: Within the first twelve (12) business days of each month following the Commencement Date Manager shall provider Owner with a detailed reconciliation of income and expenses for each Facility, together with supporting documentation, including invoices of expenditures (each, a "Reconciliation Statement"). Within ten (10) business days following receipt of the Reconciliation Statement, Owner shall review and either approve or disapprove the Reconciliation Statement or portion thereof. To the extent the Reconciliation Statement is disapproved, Manager shall review and address Owner's objections, and resubmit the Reconciliation Statement or portion thereof in accordance with this Section.

      4.2 Owner shall have the right to audit all books and records maintained by Manager for the Facilities during the Term and for a period of two (2) years after the Termination Date. All audits shall be at Owner's cost, shall be conducted during normal business hours and shall be conducted at the Facility or, of such books and records are maintained by Manager at a central business office, then at such office; provided, however, if a material error is discovered, the cost of such audit shall be borne exclusively by Manager, and Manager shall in such event promptly reimburse Owner for such audit. A "material error" shall be an error in payment exceeding two percent (2%) of the correct payment due.

      4.3 In connection with its activities hereunder, Manager shall collect all operating revenues for each Facility and shall deposit the same in a separate bank account for each Facility (the "Operating Account"). Manager shall not commingle any other funds with those maintained in other operating accounts and shall not withdraw any amounts therefrom except as provided herein. Additionally, Manager agrees to maintain an appropriate amount of working capital for each Facility, which amount shall be designated by Owner and subject to the approval of Manager, which approval shall not be unreasonably withheld, conditioned or delayed. Manager shall pay out of the Operating Account first all operating expenses, and, second, its Management Fee pursuant to Section 4.1, above, to the extent revenue exceeds operating income.

      4.4 Manager shall keep complete books of accounts, ledgers, files, and other records (including for state and federal reimbursement) as Owner shall reasonably deem necessary for the management of each Facility as a skilled nursing or long term care facility in accordance with industry standards and generally accepted accounting principles consistently applied.

5.    Covenants of Owner. Owner covenants and agrees as follows:

      5.1 Not to take any action during the Term which would jeopardize any Facility's license under which Manager is operating the Facility or interfere with Manager's operations thereat or be inconsistent with Owner's obligations under the Leases.

      5.2 Effective as of the Commencement Date, to take such commercially reasonable action as may be necessary to add a waiver of subrogation provision in favor of Manager to its property insurance policies and, upon request, to provide Manager with evidence thereof.

      5.3 Effective as of the Commencement Date to take such commercially reasonable action as may be necessary to add Manager as an additional insured on its general/professional liability and property insurance policies and to provide Manager with evidence thereof.

      5.4 Not to take any action which would cause the cancellation or termination of the general/professional liability insurance in effect with respect to any of the Facilities or a reduction in the amount of coverage afforded thereunder as of the Commencement Date, it being understood and agreed that Owner shall have no liability hereunder in the event said coverage is adversely affected as a result of the failure by Manager to pay the premiums due with respect thereto during the Term in accordance with the provisions of Section A.3.4.

      5.5 Effective as of the Commencement Date, to use its commercially reasonable efforts to secure endorsements to the policies of general/professional liability and property insurance which reflect that they are primary insurance coverage and to provide Manager with evidence thereof.

      5.6 To pay and be responsible for any and all expenses incurred in connection with the operation of the Facility, whether due before or after the Commencement Date, which relate only to the period prior to the Commencement Date, including, without limitation, payroll, insurance, utilities, principal and interest payments due under any mortgage debt secured by the Facilities as of the Commencement Date, equipment leases, taxes and maintenance.

      5.7 To pay as and when due all of the Owner's Expenses (as defined above).

6.    Accounts Receivable/Cost Reports.

      6.1 Manager shall purchase the "Accounts Receivable" from Owner as of the "Calculation Date" (as those terms are defined in Paragraph 6 of the Assignment Agreement) and which purchase shall be pursuant to Paragraph 6 of the Assignment Agreement. In the event the "Assignment Date" occurs under the Assignment Agreement, the Accounts Receivable for the Facilities shall be allocated, if at all, pursuant to the Assignment Agreement and the "Operations Transfer Agreement" attached as Exhibit D thereto.

      6.2 If overpayments or under payments are assessed or paid for the entire calendar year 1998, then the amount due or owing shall be allocated between Owner and Manager to reflect the number of days in 1998 during which the affected Facility was operated by Owner and the number of days in 1998 during which the affected Facility was operated by Manager. In the event the federal or state agencies making payments to Owner for services performed prior to Commencement Date make any claim for reimbursement of overpayments occurring for any such period, then Owner agrees to save, indemnify and hold Manager harmless from and against any and all loss, damage, injury or expense incurred by Manager because of any such claim. No delay by Manager in tendering such claims to Owner shall affect Owner's obligations hereunder unless Owner is actually harmed as a result of said delay. The provisions of this Section 6.2 shall survive termination of this Agreement.

      6.3 If, following the Commencement Date, Manager receives payment from any federal or state agency or other third party payor which payment represents reimbursement with respect to payment for services rendered by Owner prior to the Commencement Date and which services are not included as part of the Accounts Receivable, or, if this Agreement is terminated pursuant to Sections A.2.1(a), A.2.1(c), A.2.1(y) or A.2.1(z), after the Termination Date, then Manager shall promptly forward such payments to Owner in accordance with the following provisions:

            6.3.1 If such payments either specifically indicate on the accompanying remittance advice, or if the parties agree, that they relate to the period prior to the Commencement Date, a copy of the applicable remittance advice shall be forwarded to Owner by Manager and the payment received by Manager shall be deposited directly in Owner's operating account at the nearest branch of Owner's designated bank, it being understood and agreed that Owner shall provide Manager with such authority as may be needed to effect such deposits and in the absence of such authority that Manager shall be deemed to have fulfilled its obligations hereunder by remitting the payment to Owner along with the remittance advice; and

            6.3.2 If such payments indicate on the accompanying remittance advice, or if the parties agree, that they relate to the period on or after the Commencement Date, they shall be accounted in the next Reconciliation Statement.

            6.3.3 If such payments indicated on the accompanying remittance advice, or if the parties agree, that they relate to periods both prior to and after the Commencement Date, the portion thereof which relates to the period on and after the Commencement Date shall be accounted in the next Reconciliation Statement, and the balance shall be deposited by Manager or remitted to Owner in accordance with the provisions of Section A.4.1.

            6.3.4 Any payments received by Manager after the Commencement Date from private pay patients which indicate the service period to which they relate shall be applied in accordance with the direction of the patient. Any payments received by Manager during the first forty five (45) days after the Commencement Date from or on behalf of private pay patients with outstanding balances as of the Commencement Date which fail to designate the period to which they relate, will first be applied by Manager to reduce the patient's pre-Commencement Date balances, with any excess applied to balances due for services rendered by Manager after the Commencement Date. Thereafter all non-designated payments will first be applied to any post-Commencement Date balances, with the excess, if any, remitted to Owner.

      6.4 In the event after the Commencement Date, Owner receives any payments from any federal or state agency which represents reimbursement for services rendered by Manager after the Commencement Date but before the Termination Date, Owner shall credit such payments to Manager as part of the calculation of the Management Fee pursuant to Section A.4.1, above.

      6.5 Nothing herein shall be deemed to limit in any way Owner's rights and remedies to recover accounts receivable due and owing Owner under the terms of this Agreement or any other agreement with patients, patients' representatives and third party payors.

      6.6 In the event the parties mutually determine that any payment hereunder was misapplied by the parties, the party which erroneously received said payment shall remit the same to the other within ten (10) days after said determination is made.

      6.7 Owner shall have the right to inspect all receipts of Manager in order to confirm Manager's compliance with the obligations imposed on it under this Section and in order to confirm the accuracy of any Reconciliation Statement.

      6.8 If any third party payor conducts an audit relating to any period prior to the Termination Date, Owner shall have the exclusive option of contesting, at Owner's expense, the results of such audit in whatever manner may be provided by state or federal law, but Owner shall not have the right to settle such audit on terms which would require a payment by Manager for any period covered by the Term without the prior written consent of Manager, which consent shall not be unreasonably withheld, conditioned, or delayed.

      6.9 If this Agreement is terminated by reason of Sections A.2.1(b), A.2.1(c), A.2.1(y) or A.2.1(z), then Manager shall not be excused from the purchase of the Accounts Receivable pursuant to the Assignment Agreement; however, the following provisions shall apply:

            6.9.1 If and to the extent any Facility participates in Medicare or Medicaid, Owner shall prepare and file with the appropriate Medicare and Medicaid agencies its final cost reports in respect to its operation of such Facility or Facilities as soon as practicable after the Termination Date. Owner shall, upon request by Manager, promptly provide Manager with copies of such reports. Manager shall provide Owner with such information for the period from the Commencement Date to the Termination Date as Owner may need to complete such final cost reports.

            6.9.2 With respect to the accounts receivable of Manager which relate to the services rendered by Manager during the Term such amounts shall be credited pursuant to Section 4, above.

7. Employees/Employee Benefits. From and after the Commencement Date through the Termination Date, the employees of the Facilities shall become the employees of Manager and shall be entitled to all benefits afforded by Manager its employees, which benefits shall be paid by

Manager subject to Owner's obligation on the Commencement Date to provide Manager with a schedule of all earned and accrued vacation and sick pay as of the Calculation Date and to credit the amounts owed by Manager under this Agreement, under the Assignment Agreement, and under the Operations Transfer Agreement (attached as Exhibit D to the Assignment Agreement) in the amount shown on such schedule. Manager shall pay such vacation and sick pay as and when used by the employees of the Facilities. On the Termination Date all of the then employees of the Facility shall remain employees of Manager effective as of the Termination Date; provided, however, that in the event the Termination Date occurs as a result of the termination of this Agreement in accordance with the provisions of Section A.2.1(b), A.2.1(c), A.2.1(y), or A.2.1(z), then the employees shall become the employees of Owner, and Owner shall be required to hire all of such employees effective as of the Termination Date, and Manager shall have no further obligations with respect to such employees, other than those obligations that arose before the Termination Date (including, without limitation, vacation and sick pay). Notwithstanding the foregoing, consistent with the provisions of Section A.3.4 hereof, payroll shall be prorated as of
12.01 AM. on the Commencement Date and shall be prorated again, if applicable, as of 12.01 AM on the Termination Date in the event this Agreement is terminated pursuant to Section A.2.1(b), A.2.1(c), A.2.1(y), or A.2.1(z).

8. Default. Either party may terminate this Agreement in the event of a default ("Event of Default") by the other party.

      8.1 With respect to Manager, it shall be an "Event of Default" hereunder:

            8.1.1 If Manager shall fail to keep, observe or perform any material agreement, term or provision of this Agreement and such default shall continue for a period of ten (10) days (or such longer cure period as may be agreed upon by Owner and Manager in light of the nature of the default) after notice thereof shall have been given to Manager by Owner, which notice shall specify the event or events constituting the default.

            8.1.2 If Manager shall be dissolved or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Manager of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or taking advantage of any insolvency law, or if an order judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Manager, a bankrupt or insolvent or approving a petition seeking reorganization of Manager, or appointing a receiver, trustee or liquidator of Manager, of all or a substantial part of its assets.

      8.2   With respect to Owner, it shall be an Event of Default hereunder:

            8.2.1 If Owner shall fail to keep, observe or perform any material agreement, term or provision of this Agreement and such default shall continue for a period of ten (10) days (or such longer period as may be agreed upon by Owner and Manager in light of the nature of the default) after notice, which notice shall specify an event or events constituting the default thereof by Manager to Owner.

            8.2.2 If Owner shall fail to make payments, or fail to keep any covenants, owing to any third party which are beyond the control of Manager to make or keep, and which would cause Owner to lose possession of any Facility.

            8.2.3 If Owner shall be dissolved or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Owner or of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit or creditors, file a petition or an answer seeking reorganization or arrangement with creditors or taking advantage of any insolvency law, or if an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Owner a bankrupt or insolvent or approving a petition seeking reorganization of Owner or appointing a receiver, trustee or liquidator of Owner of all or a substantial part of its assets.

9.    Remedies Upon Default:

      9.1 If any Event of Default by Manager shall occur, Owner may terminate this Agreement and sue Manager to recover any damages which Owner may incur as a result of (i) physical damage to any Facility caused by Manager which is not covered by insurance or (ii) the loss by any Facility of its licensure or, if applicable, Medicare or Medicaid certification as of the date of said termination. The termination of this Management Agreement pursuant to this Section 9.1 shall have no affect on the rights and obligations of Manager under the Assignment Agreement; provided, however, Owner may, in its sole and absolute discretion, elect to terminate the Assignment Agreement as to all or any of the Facilities as a result of such Event of Default.

      9.2 If any Event of Default by Owner shall occur, Manager may either sue to specifically enforce Owner's obligations which are the subject of such breach or terminate this Agreement and sue for damages suffered as a result of such breach.

B.    INDEMNIFICATION

1. By Manager. Manager hereby agrees to indemnify, defend and hold harmless, Owner, its employees and agents, from all claims, demands, liabilities, suits, costs and expenses (including reasonable attorneys' fees) arising out of a breach by Manager of its obligations hereunder, including, without limitation, any claims, demands, liabilities, suits, costs and/or expenses incurred by Owner based in whole or in part on any claims by any of the lessors under the Leases.

2. By Owner. Owner agrees to indemnify and hold harmless Manager, its employees and agents, from all claims, demands, liabilities, suits, costs and expenses (including reasonable attorneys' fees) arising out of a breach by Owner of its obligations hereunder.

C.    REPRESENTATIONS AND WARRANTIES

1. By Manager. Manager hereby represents and warrants that it has or as of the Commencement Date will have all necessary power and authority to operate the Facilities and to carry on its business as it is now being conducted. Manager has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by Manager and is enforceable against Manager in accordance with its terms, except as such enforceability may be limited to applicable creditors' rights laws or principles of equity.

2. By Owner. Owner hereby represents and warrants that it has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by Owner and is enforceable against Owner in accordance with its terms, except as such enforceability may be limited to applicable creditors' rights laws or principles of equity.

D.    GENERAL PROVISIONS

1. Further Assurances. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence their rights hereunder.

2. Notices. All notices to be given by either party to this Agreement to the other party hereto shall be in writing, and shall be sent by hand delivery, certified mail, facsimile transmission or overnight delivery to the parties at the addresses set forth below and shall be deemed delivered upon actual receipt or refusal of receipt thereof:

      If to Owner:      Lexington Healthcare Group, Inc.
                        1577 New Britain Avenue
                        Farmington, CT  06032
                        Attn:  Mr. Jack Friedler
                        Telephone:  (860) 674-2700
                        Fax:        (860) 674-5900
      with copy to:     Edwin Lassman, Esq.
                        Rogin, Nassau, Kaplan, Lassman & Hirtle
                        City Place I
                        Hartford, CT  06103-3460
                        Telephone:  (860) 278-7480
                        Fax:        (860) 808-0834

      If to Manager:    101 Sun Avenue, NE
                        Albuquerque, NM 87109
                        Attn: Warren McInteer, Vice-President
                        Telephone:  (505) 823-4103
                        Fax:        (505) 823-4133

      with copy to:     Pillsbury Madison & Sutro LLP
                        650 Town Center Drive, Seventh Floor
                        Costa Mesa, CA  92626-7122
                        Attn:  Henry R. Stiepel, Esq.
                        Telephone:  (714) 436-6800
                        Fax:        (714) 436-2800

3. Payment of Expenses. Each party hereto shall bear its own legal, accounting and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transaction contemplated hereby, whether or not the transaction is consummated.

4. Entire Agreement; Amendment; Waiver. This Agreement, together with the other agreements referred to herein, constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision or condition of this Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.

5. Assignment. Neither this Agreement nor the rights, duties or obligations arising hereunder shall be assignable or delegable by either party hereto.

6. Joint Venture; Third Party Beneficiaries. Nothing contained herein shall be construed as forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof. The parties hereto do not intend that any third party shall have any rights under this Agreement.

7. Captions. The section headings contained herein are for convenience only and shall not be considered or referred to in resolving questions of interpretation.

8. Counterparts. This Agreement may be executed in one or more counterparts and all such counterparts taken together shall constitute a single original Agreement.

9. Governing Law. This Agreement shall be governed in accordance with the laws of the State of Connecticut.

10. Severability. In the event one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable in any respect under applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be impaired thereby.

11. Attorneys Fees. In the event of litigation or other proceedings involving the parties to this Agreement to enforce or interpret any provision hereof, to enforce any remedy available upon default under this Agreement or seeking a declaration of the rights of either party under this Agreement, the prevailing party shall be entitled to recover from the other such reasonable attorneys fees and costs as may be actually incurred, including its costs and fees on appeal.

12. Confidentiality. In the event the transaction contemplated by this Agreement fails to occur for any reason, Owner and Manager agree to keep confidential any proprietary information disclosed to it by the other party during the course of this transaction.

13. Alterations, Additions or Improvements. During the Term, Manager shall not make or suffer to be made any alterations, additions or improvements to any of the Facilities without first obtaining the written consent of the Owner, which consent may be withheld in Owner's sole and absolute discretion. The cost of any such capital alteration, addition or improvement to the extent approved by Owner prior to expenditure and not an item of maintenance or repair (which cost shall be borne by Manager) shall be at the sole cost and expense of Owner. Any work undertaken by Manager with the consent of Owner shall be undertaken in compliance with all laws, ordinances, rules and regulations of the appropriate jurisdiction or any other authorized public authority. Further, all such work shall be undertaken in strict accordance with the terms and conditions of the Lease of the affected Facility. Manager further agrees to hold harmless Owner from any liability, damage, loss or expense arising out of such alterations, additions or improvements. Any such alteration, addition or improvement which is affixed to the Facility shall, unless otherwise agreed by Owner and Manager at the time such alteration, addition or improvement is approved by Owner, be and remain the property of Owner in the event this Agreement is terminated pursuant to Sections A.2.1(b) or A.2.1(y) or, as to Heritage Heights Care Center only, shall be conveyed by Owner to Manager in the event this Agreement is terminated pursuant to Section A.2.1(a), it being understood and agreed that in the event the lessor of any Facility conditioned its approval of such alteration, addition or improvement on the removal thereof at the end of the term of the applicable Lease, then Manager shall be required to remove the same at its sole cost and expense on such expiration date.

14.   Risk of Loss and Insurance.

      14.1 Owner shall maintain during the Term such property insurance with respect to the Facilities as it deems to be necessary and appropriate to comply with the terms of the Leases. Manager agrees that the cost of such insurance shall be treated in the Reconciliation Statements as an expense for which Manager is responsible under the terms of this Agreement for purposes of calculating the Management Fee.

      14.2 Manager, at its sole cost and expense, shall maintain during the Term such workers compensation insurance as required by the State of Connecticut and the following coverages in the following amounts:

            Third Party Liability:            $1,000,000/$2,000,000 per location
            Professional Liability:           $1,000,000/$3,000,000 per location
            Umbrella (including professional
               liability):                    $5,000,000/$5,000,000
            Auto:                             $1,000,000 CSL
            Employer's Liability:             $1,000,000.

      During the Term, Manager shall cause Owner to be added as an additional insured on all such policies of covering risks of third party liabilities and professional negligence and as a loss payee and additional insured on business interruption policies. All third party liability and professional liability coverage shall be written on an occurrence basis. All such policies shall be issued by a Connecticut licensed carrier having an A.M. Bests Rating of A-VII or above. On the Commencement Date, Manager shall provide Owner with a certificate of insurance, acceptable to Owner's risk management department, that all such insurance is in place. Such certificate shall provide that Owner will be provided with at least sixty
      (60) days prior written notice of any cancellation or material change in any such policies.

      14.3 In the event any Facility is damaged, destroyed or taken in whole or in part during the Term and Owner determines in its reasonable discretion that such damage, destruction or taking renders the Facility unsuitable for its use as a skilled nursing facility or long term care facility as the case may be, Owner shall have the right on written notice to Manager delivered no later than thirty (30) days after the date of such damage, destruction or taking to advise Manager of its election not to rebuild the Facility, in which case, as set forth in Section A.2.1(z), this Agreement as to such Facility shall terminate as of the date of such damage, destruction or taking. In the event Owner elects or is deemed to have elected to rebuild the Facility, then Owner shall proceed with all due diligence to do so, and Manager's obligations under this Agreement to operate such Facility shall be abated until such reconstruction or repair is completed and the Facility is again tenantable and operational but Manager's financial obligations hereunder as to such Facility shall not be abated during such period of repair or reconstruction provided Owner proceeds with all due diligence to commence and complete the same.

      14.4 If a Facility is damaged, destroyed or taken in part during the Term, and Owner determines in its reasonable discretion that such damage, destruction or taking does not render the Facility unsuitable for its use as a skilled nursing facility or long term care facility as the case may be, then Owner shall be required to reconstruct or repair the Facility to the extent practicable, and this Agreement shall remain in full force and effect as to such Facility.

15. Authority. Manager shall have no right or authority, express or implied, to commit or otherwise obligate Owner in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Owner. Manager shall have no right, title or interest in any Facility, nor any claim, lien, charge, encumbrance, right of lis pendens or other right of any kind or nature whatever with reference thereto, arising out of this Agreement or the performance of its services hereunder.

16. Independent Contractor. In performing its services hereunder, Manager shall be an independent contractor and not an employee, agent or partner of Owner, except that Manager shall be the authorized agent of Owner limited solely to the performance of Manager's obligations set forth in this Agreement.

17. Lessor Consents. As a condition for Owner's and Manager's benefit to the effectiveness of this Agreement, (i) the Lessor of each Facility shall have approved of this Agreement by execution of documentation reasonably acceptable to Owner and (ii) Manager shall have executed and delivered to Owner an "Agreement for Assignment and Assumption of Leases" together with all ancillary documentation required by Owner to assign the Leases to Manager and for Manager to assume the Leases from Owner. If the conditions in preceding clauses (i) and
(ii) are not satisfied or waived in writing by Owner by October 28, 1998, this Agreement shall in any event be void.

E.    LABOR STRIKES.

      In the event of a strike by the employees of the Facilities represented by the New England Health Care Employees Union District 1199, then Manager and Owner shall immediately thereafter in good faith negotiate an arrangement for the sharing of the additional costs resulting from the strike. If the parties are unable to reach such a mutually acceptable arrangement within ten (10) business days following the first day of the strike, then both parties shall have the right, at any time thereafter until such a mutually acceptable arrangement is reached, to terminate this Agreement.

      IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first above written.

      Owner:                           SUNRISE HEALTHCARE CORPORATION, a
                                       New Mexico corporation


                                       By:
                                             ---------------------------
                                             Mark Voye, Controller


      Manager:                         LEXINGTON HEALTHCARE, INC., a Delaware
                                       corporation


                                       By:
                                             ---------------------------
                                             Harry Dermer,
                                             Its:
                                                  ----------------------

              FIRST AMENDMENT TO TRIPLE NET MANAGEMENT AGREEMENT

      This First Amendment to Triple Net Management Agreement ("Amendment") is made effective as of October 28, 1998 between SunRise Healthcare Corporation, a New Mexico corporation ("Owner") and Lexington Healthcare Group, Inc., a Delaware corporation ("Manager") with reference to the following facts:

      A. Owner and Manager entered into that certain Triple Net Management Agreement dated October 19, 1998 ("Agreement").

      B. Owner and Manager desire to extend the outside date for satisfaction of the conditions set forth in Section 17 of the Agreement.

      Therefore, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

      1. The reference in the last line of Section 17 of the Agreement to "October 28, 1998" is hereby replaced with "November 15, 1998."

      2. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

      Owner: SUNRISE HEALTHCARE CORPORATION, a New Mexico corporation


                              By:
                                  -----------------------------------
                                    Mark Voye, Controller


      Manager:                LEXINGTON HEALTHCARE, INC., a Delaware
                              corporation


                              By:
                                  -----------------------------------
                                    Harry Dermer, President

               SECOND AMENDMENT TO TRIPLE NET MANAGEMENT AGREEMENT

      This Second Amendment to Triple Net Management Agreement ("Amendment") is made effective as of October 30, 1998 between SunRise Healthcare Corporation, a New Mexico corporation ("Owner") and Lexington Healthcare Group, Inc., a Delaware corporation ("Manager") with reference to the following facts:

      A. Owner and Manager entered into that certain Triple Net Management Agreement dated October 19, 1998, as amended by that certain First Amendment to Triple Net Management Agreement, dated October 28, 1998 (collectively, the "Agreement").

      B. Owner and Manager desire to further amend the Agreement as set forth below.

      Therefore, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

      1. Section 17 of the Lease is hereby deleted in its entirety and replaced with the following:

      "17. Conditions Subsequent. On or before November 16, 1998, (i) the Lessor of each Facility shall have approved of this Agreement by execution of documentation reasonably acceptable to Owner and Manager, and (ii) Manager shall have executed and delivered to Owner an "Agreement for Assignment and Assumption of Leases" together with all ancillary documentation required by Owner to assign or sublease, as the case may be, the Leases to Manager. If these conditions are both not satisfied by November 16, 1998, then this Agreement shall automatically terminate, and Manager shall return operations of the Facilities to Owner."

      2. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

      Owner: SUNRISE HEALTHCARE CORPORATION, a New Mexico corporation


                              By:
                                  -----------------------------------
                                    Mark Voye, Controller


      Manager:                LEXINGTON HEALTHCARE, INC., a Delaware
                              corporation


                              By:
                                  -----------------------------------
                                    Harry Dermer, President

               THIRD AMENDMENT TO TRIPLE NET MANAGEMENT AGREEMENT

      This Third Amendment to Triple Net Management Agreement ("Amendment") is made effective as of November 1, 1998 between SunRise Healthcare Corporation, a New Mexico corporation ("Owner") and Lexington Healthcare Group, Inc., a Delaware corporation ("Manager") with reference to the following facts:

      A. Owner and Manager entered into that certain Triple Net Management Agreement dated October 19, 1998, as amended by that certain First Amendment to Triple Net Management Agreement, dated October 28, 1998, and the Second Amendment to Triple Net Management Agreement, dated October 30, 1998 (collectively, the "Agreement").

      B. Owner and Manager desire to further amend the Agreement as set forth below.

      Therefore, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

      1. The term "Commencement Date" as defined in Section A.1 of the Agreement is hereby amended to be November 1, 1998.

      2. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

     Owner: SUNRISE HEALTHCARE CORPORATION, a New Mexico corporation


                              By:
                                  -----------------------------------
                                    Robert D. Woltil,
                                    Chief Financial Officer


     Manager:                 LEXINGTON HEALTHCARE, INC., a Delaware
                              corporation


                              By:
                                  -----------------------------------
                                    Harry Dermer, President

               FOURTH AMENDMENT TO TRIPLE NET MANAGEMENT AGREEMENT

      This Fourth Amendment to Triple Net Management Agreement ("Amendment") is made effective as of November 16, 1998 between SunRise Healthcare Corporation, a New Mexico corporation ("Owner") and Lexington Healthcare Group, Inc., a Delaware corporation ("Manager") with reference to the following facts:

      A. Owner and Manager entered into that certain Triple Net Management Agreement dated October 19, 1998, as amended by that certain First Amendment to Triple Net Management Agreement, dated October 28, 1998, the Second Amendment to Triple Net Management Agreement, dated October 30, 1998 (the "Second Amendment"), and the Third Amendment to Triple Net Management Agreement, dated November 1, 1998 (collectively, the "Agreement").

      B. Owner and Manager desire to further amend the Agreement as set forth below.

      Therefore, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

      1. Section 17 of the Lease as amended by the Second Amendment is hereby deleted in its entirety and replaced with the following:

      "17. Conditions Subsequent. On or before November 25, 1998, (i) the Lessor of each Facility shall have approved of this Agreement by execution of documentation reasonably acceptable to Owner and Manager, and (ii) Manager shall have executed and delivered to Owner an "Agreement for Assignment and Assumption of Leases" together with all ancillary documentation required by Owner to assign or sublease, as the case may be, the Leases to Manager. If these conditions are both not satisfied by November 25, 1998, then this Agreement shall automatically terminate, and Manager shall return operations of the Facilities to Owner."

      2. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

      Owner: SUNRISE HEALTHCARE CORPORATION, a New Mexico corporation


                              By:
                                  -----------------------------------
                                    Robert D. Woltil,
                                    Chief Financial Officer

                [SIGNATURE BLOCKS CONTINUED ON FOLLOWING PAGE]

      Manager:                LEXINGTON HEALTHCARE, INC., a Delaware
                              corporation


                              By:
                                  -----------------------------------
                                    Harry Dermer, President


                                       -2-